SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2003

FIVE STAR QUALITY CARE, INC.
(Exact name of registrant as specified in charter)

Maryland	001-16817	04-3516029
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

400 Centre Street, Newton, Massachusetts		02458
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: 617-796-8387

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits

Five Star Quality Care, Inc. (the “Company”) hereby furnishes the following exhibit:

99.1                           Press release dated May 13, 2003

Item 9.  Regulation FD Disclosure.

The following information and Exhibit 99.1 are furnished pursuant to Item 12, “Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.  This information and such exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 13, 2003, the Company issued a press release setting forth the Company’s results of operations and financial condition for the quarter ended March 31, 2003.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

	By:	/s/ Bruce J. Mackey Jr.
		Name:	Bruce J. Mackey Jr.
		Title:	Treasurer and Chief Financial Officer

Date: May 13, 2003